UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): October 17, 2017

                                PETROSHARE CORP.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

            Colorado                    001-37943               46-1454523
   ------------------------         -----------------         --------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
  of incorporation)                                          Identification No.)

                          9635 Maroon Circle, Suite 400
                               Englewood, CO 80112
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 500-1160


                                       N/A
                   -----------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Item        2.03. Creation of a Direct Financial or an Obligation Under an
            Off-Balance Sheet Arrangement of a Registrant.

     On October 17 , 2017, the Company sold additional Series B Unsecured Convertible Promissory Notes (the "Series B Notes") in the principal amount of $2,624,900 to 53 accredited investors, which includes 4 of the Company's officers and directors who collectively purchased Series B Notes in the principal amount of $140,000. The Series B Notes are unsecured, bear interest at 15% per year and are due and payable on December 31, 2018. At the option of the holders of the Series B Notes, the principal amount of the Notes, and any accrued but unpaid interest, are convertible into shares of the Company's common stock at a conversion price of $1.50 per share. The Company paid sales commissions of $94,145 in connection with the sale of these Series B Notes.

     During December, 2016 and January, 2017 the Company sold promissory notes (the "Original Notes") in the principal amount of $10,000,000 to a number of accredited investors. The Original Notes are unsecured, bear interest at 10% per year and are due and payable on December 31, 2018. At the option of the holders of the Original Notes, the principal amount of the Original Notes, and any accrued but unpaid interest, are convertible into shares of the Company's common stock at a conversion price of $1.50 per share.

     For every Series B Note purchased, the holder of an Original Note was given the right, but not the obligation, on or prior to October 15, 2017, to convert twice the corresponding amount of their Original Note into shares of the Company's common stock at a conversion price of $1.10 per share. As of October 15, 2017 Original Notes in principal amount of $4,936,799 were converted into 4,488,000 shares of the Company's common stock. In connection with the conversion of the notes, the Company paid $31,783 to a placement agent.

     The Company anticipates that a final closing of the sale of the Series B Notes will take place on October 23, 2017.

Item 3.02.  Unregistered Sales of Equity Securities.

     The  Company  relied  upon  the  exemption  provided  by  Rule  506  of the
Securities and Exchange Commission with respect to the issuance of the securities described in Item 2.03 of this report. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

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Item 9.01.  Financial Statements and Exhibits.


Number      Description
------      -----------

10.29 Form of Series B Unsecured Convertible Promissory Note (Incorporated by reference to Exhibit 10.29 filed with the Company's 8-K report filed on September 25, 2017.)



















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2017.
                                     PETROSHARE CORP.


                                      By: /s/ Paul D. Maniscalco
                                          -------------------------------
                                          Paul D. Maniscalco, Chief Financial
                                          Officer